UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware State or other Jurisdiction of incorporation )	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (626-737-5888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market
Preferred Share Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On February 12, 2025, HF Foods Group Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Borrowers”) entered into that certain Joinder and Amendment No. 4 to Third Amended and Restated Credit Agreement (the “Amendment”) with the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). The Amendment amends the Third Amended and Restated Credit Agreement, dated as of March 31, 2022, by and among the Borrowers, the other loan parties thereto, the Lenders party thereto and the Administrative Agent (as amended, supplemented or otherwise modified, the “Credit Agreement”).

The Amendment amends certain terms and conditions of the Credit Agreement by, among other things, (i) increasing the Aggregate Revolving Commitment (as defined in the Credit Agreement) from $100,000,000 to $125,000,000, (ii) joining three new subsidiaries of the Company to the Credit Agreement, each as a “Borrower” thereunder, (iii) joining Wells Fargo Bank, N.A. to the Credit Agreement as a “Lender” thereunder, (iv) amending certain affirmative covenants commensurate with the increase in the Aggregate Revolving Commitment, and (v) amending certain restrictions regarding incurring obligations under real property leases and equipment financings in the ordinary course of business.

The foregoing summary of the terms of the Amendment does not purport to be complete and is subject to and qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is set forth in Item 1.01 above, which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

OnFebruary18, 2025, the Company issued a press release in connection with the foregoing events. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of February 12, 2025.
99.1	Company press release dated February 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: February 18, 2025	/s/ Cindy Yao
Cindy Yao
Chief Financial Officer